UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 25, 2023

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 300

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 365-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	EXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 25, 2023, Extra Space Storage LP (“Extra Space OP”), a Delaware limited partnership and a subsidiary of Extra Space Storage Inc. (the “Company”), completed its previously announced offers to exchange (the “Exchange Offers”) certain debt securities of Life Storage LP, a Delaware limited partnership (“LSI”) and a subsidiary of Life Storage LLC (f/k/a Life Storage, Inc.), a Maryland limited liability company (“LSI Parent”), for certain debt securities issued by Extra Space OP. The Exchange Offers consisted of an offer to exchange (i) any and all of LSI’s outstanding 3.500% Senior Notes due 2026 (the “2026 Notes”) for Extra Space OP’s 3.500% Senior Notes due 2026 (the “New 2026 Notes”), (ii) any and all of LSI’s outstanding 3.875% Senior Notes due 2027 (the “2027 Notes”) for Extra Space OP’s 3.875% Senior Notes due 2027 (the “New 2027 Notes”), (iii) any and all of LSI’s outstanding 4.000% Senior Notes due 2029 (the “2029 Notes”) for Extra Space OP’s 4.000% Senior Notes due 2029 (the “New 2029 Notes”), (iv) any and all of LSI’s outstanding 2.200% Senior Notes due 2030 (the “2030 Notes”) for Extra Space OP’s 2.200% Senior Notes due 2030 (the “New 2030 Notes”) and (v) any and all of LSI’s outstanding 2.400% Senior Notes due 2031 (the “2031 Notes” and, together with the 2026 Notes, the 2027 Notes, the 2029 Notes and the 2030 Notes, the “LSI Notes”) for Extra Space OP’s 2.400% Senior Notes due 2031 (the “New 2031 Notes” and, together with the New 2026 Notes, the New 2027 Notes, the New 2029 Notes and the New 2030 Notes, the “New Notes”). Pursuant to the Exchange Offers, the aggregate principal amounts of the LSI Notes set forth below were tendered and subsequently cancelled, and the New Notes were issued in the same aggregate principal amounts:

•	$582,627,000 aggregate principal amount of 2026 Notes;

•	$440,493,000 aggregate principal amount of 2027 Notes;

•	$331,223,000 aggregate principal amount of 2029 Notes;

•	$397,007,000 aggregate principal amount of 2030 Notes; and

•	$599,788,000 aggregate principal amount of 2031 Notes.

Following such cancellation, $48,862,000 aggregate principal amount of LSI Notes remain outstanding across the five series. In connection with the Exchange Offers, LSI and LSI Parent entered into a Sixth Supplemental Indenture, dated as of July 25, 2023 (the “LSI Supplemental Indenture”), by and between LSI, as issuer, LSI Parent, as parent guarantor, and Computershare Trust Company, N.A., as trustee, to eliminate (1) substantially all of the restrictive covenants applicable to the LSI Notes and (2) any of LSI and LSI Parent’s reporting obligations under the LSI Notes other than those required by applicable law. The description of the LSI Supplemental Indenture in this Current Report on Form 8-K is a summary and is qualified in its entirety by the full text of the LSI Supplemental Indenture, a copy of which is filed as Exhibit 4.2 hereto, and is incorporated herein by reference.

The New Notes are fully and unconditionally guaranteed (the “Guarantees”) by the Company, ESS Holdings Business Trust I, a Massachusetts business trust (“EHBT I”), and ESS Holdings Business Trust II, a Massachusetts business trust (“EHBT II” and, together with EHBT I and the Company, the “Guarantors”). The terms of the New Notes are governed by an indenture, dated as of May 11, 2021 (the “Base Indenture”), by and among Extra Space OP, the Guarantors and Computershare Trust Company, N.A. (as successor trustee to Wells Fargo Bank, National Association), as trustee (the “Trustee”), as supplemented by (i) the Sixth Supplemental Indenture with respect to the New 2026 Notes, dated as of July 25, 2023, (ii) the Seventh Supplemental Indenture with respect to the New 2027 Notes, dated as of July 25, 2023, (iii) the Eighth Supplemental Indenture with respect to the New 2029 Notes, dated as of July 25, 2023, (iv) the Ninth Supplemental Indenture with respect to the New 2030 Notes, dated as of July 25, 2023 and (v) the Tenth Supplemental Indenture with respect to the New 2031 Notes, dated as of July 25, 2023 (each, a “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Indenture contains various restrictive covenants, including limitations on the ability of Extra Space OP and its subsidiaries to incur additional indebtedness and requirements to maintain a pool of unencumbered assets. Copies of the Base Indenture and the Supplemental Indentures, including the form of Notes and the Guarantees, the terms of which are incorporated herein by reference, are attached as Exhibits 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8 respectively, to this Current Report on Form 8-K.

The New Notes are Extra Space OP’s senior unsecured obligations and rank equally in right of payment with all of Extra Space OP’s other existing and future senior unsecured indebtedness. However, the New Notes are effectively subordinated in right of payment to (i) all of Extra Space OP’s existing and future mortgage indebtedness and other secured indebtedness (to the extent of the value of the collateral securing such indebtedness), (ii) all existing and future indebtedness and other liabilities, whether secured or unsecured, of Extra Space OP’s subsidiaries (including LSI Parent, LSI and the LSI Notes that were not validly tendered in the Exchange Offers) and of any entity Extra Space OP accounts for using the equity method of accounting and (iii) all existing and future preferred equity not owned by Extra Space OP, if any, in its subsidiaries and in any entity Extra Space OP accounts for using the equity method of accounting.

Interest on the New 2026 Notes will accrue at the rate of 3.500% per year from and including July 1, 2023, and will be payable semi-annually in arrears on January 1 and July 1 of each year, beginning January 1, 2024. The New 2026 Notes mature on July 1, 2026. Interest on the New 2027 Notes will accrue at the rate of 3.875% per year from and including June 15, 2023, and will be payable semi-annually in arrears on June 15 and December 15 of each year, beginning December 15, 2023. The New 2027 Notes mature on December 15, 2027. Interest on the New 2029 Notes will accrue at the rate of 4.000% per year from and including June 15, 2023, and will be payable semi-annually in arrears on June 15 and December 15 of each year, beginning December 15, 2023. The New 2029 Notes mature on June 15, 2029. Interest on the New 2030 Notes will accrue at the rate of 2.200% per year from and including April 15, 2023, and will be payable semi-annually in arrears on April 15 and October 15 of each year, beginning October 15, 2023. The New 2030 Notes mature on October 15, 2030. Interest on the New 2031 Notes will accrue at the rate of 2.400% per year from and including April 15, 2023, and will be payable semi-annually in arrears on April 15 and October 15 of each year, beginning October 15, 2023. The New 2031 Notes mature on October 15, 2031.

Prior to the applicable par call date set forth below (the “Par Call Date”), Extra Space OP may redeem the New Notes of any series at its option, in whole or in part, at a redemption price equal to the greater of:

•	100% of the principal amount of the New Notes of such series being redeemed; and

•	a make-whole premium calculated in accordance with the Indenture;

plus, in either case, accrued and unpaid interest thereon to the redemption date.

Notwithstanding the foregoing, on or after April 1, 2026, September 15, 2027, March 15, 2029, July 15, 2030, and July 15, 2031 (the applicable Par Call Dates for the New 2026 Notes, New 2027 Notes, New 2029 Notes, New 2030 Notes, and New 2031 Notes, respectively), the redemption price will be equal to 100% of the principal amount of the New Notes being redeemed, plus accrued and unpaid interest thereon to the redemption date.

Certain events are considered events of default, which may result in the accelerated maturity of any series of New Notes, including:

•	default for 30 days in the payment of any installment of interest under a series of New Notes;

•

default in the payment of the principal amount or redemption price due with respect to a series of New Notes, when the same becomes due and payable; provided, however, that a valid extension of the maturity of such series of New Notes in accordance with the terms of the Indenture shall not constitute a default in the payment of principal;

•

failure by Extra Space OP or any of the Guarantors to comply with any of Extra Space OP’s or the Guarantors’ respective other agreements in a series of New Notes or the Indenture with respect to such series of New Notes upon receipt by Extra Space OP of notice of such default by the Trustee or by holders of not less than twenty-five percent (25%) in aggregate principal amount of the New Notes of such series then outstanding and our failure to cure (or obtain a waiver of) such default within 60 days after it receives such notice;

•

failure to pay any debt (other than non-recourse debt) for monies borrowed by Extra Space OP, any Guarantor or any of their respective Significant Subsidiaries (as defined in the Indenture) in an outstanding principal amount in excess of $100.0 million at final maturity or upon acceleration after the expiration of any applicable grace period, which debt (other than non-recourse debt) is, or has become, the primary obligation of Extra Space OP or such Guarantor and is not discharged, or such default in payment or acceleration is not cured or rescinded, within 60 days after written notice to Extra Space OP from the Trustee (or to Extra Space OP and the Trustee from holders of at least twenty-five percent (25%) in principal amount of the outstanding New Notes of such series); or

•

certain events of bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator or trustee of Extra Space OP, any Guarantor, or any Significant Subsidiary (as defined in the Indenture) or all or substantially all of their respective property.

The description of the Indenture in this Current Report on Form 8-K is a summary and is qualified in its entirety by the full text of the Indenture. The New Notes were issued pursuant to a registration statement on Form S-4 filed with the Securities and Exchange Commission on June 5, 2023 (File No. 333-272407), a preliminary prospectus included therein, dated June 5, 2023, and a final prospectus supplement, dated June 16, 2023, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Base Indenture, dated as of June 20, 2016, among Life Storage, Inc., Life Storage LP and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.2 to the Current Report on Form 10-K filed by Life Storage Inc. on February 24, 2023).

4.2	Sixth Supplemental Indenture, dated as of July 25, 2023, among Life Storage LP, as issuer, Life Storage LLC, as parent guarantor, and Computershare Trust Company, N.A., as trustee.

4.3	Indenture, dated as of May 11, 2021, among Extra Space Storage LP, as issuer, Extra Space Storage Inc., ESS Holdings Business Trust I and ESS Holdings Business Trust II, as guarantors, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Extra Space Storage Inc. on May 11, 2021).

4.4	Sixth Supplemental Indenture, dated as of July 25, 2023, among Extra Space Storage LP, as issuer, Extra Space Storage Inc., ESS Holdings Business Trust I and ESS Holdings Business Trust II, as guarantors, and Computershare Trust Company, N.A., as trustee, including the form of the Notes and the Guarantee.

4.5	Seventh Supplemental Indenture, dated as of July 25, 2023, among Extra Space Storage LP, as issuer, Extra Space Storage Inc., ESS Holdings Business Trust I and ESS Holdings Business Trust II, as guarantors, and Computershare Trust Company, N.A., as trustee, including the form of the Notes and the Guarantee.

4.6	Eighth Supplemental Indenture, dated as of July 25, 2023, among Extra Space Storage LP, as issuer, Extra Space Storage Inc., ESS Holdings Business Trust I and ESS Holdings Business Trust II, as guarantors, and Computershare Trust Company, N.A., as trustee, including the form of the Notes and the Guarantee.

4.7	Ninth Supplemental Indenture, dated as of July 25, 2023, among Extra Space Storage LP, as issuer, Extra Space Storage Inc., ESS Holdings Business Trust I and ESS Holdings Business Trust II, as guarantors, and Computershare Trust Company, N.A., as trustee, including the form of the Notes and the Guarantee.

4.8	Tenth Supplemental Indenture, dated as of July 25, 2023, among Extra Space Storage LP, as issuer, Extra Space Storage Inc., ESS Holdings Business Trust I and ESS Holdings Business Trust II, as guarantors, and Computershare Trust Company, N.A., as trustee, including the form of the Notes and the Guarantee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: July 25, 2023	By	/s/ Gwyn McNeal
		Name:	Gwyn McNeal
		Title:	Executive Vice President and Chief Legal Officer